Exhibit 99.2

Ocular Modifier Gene T herapy Program Update A PHASE 1/2 STUDY TO ASSESS THE SAFETY AND EFFICACY OF OCU400 (MODIFIER GENE THERAPY) FOR RETINITIS PIGMENTOSA ASSOCIATED WITH NR2E3 AND RHO MUTATIONS AND LEBER CONGENITAL AMAUROSIS WITH MUTATION(S) IN CEP290 GENE

2 Forward Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including, but not limited to, statements regarding the development of OCU400 and the interpretation of preliminary clinical trial results. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “ mig ht,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risk that preliminary clini cal data may not be indicative of final clinical data or data in later stage clinical trials. These and other risks and uncertainties ar e more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors describ ed in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward - looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward - looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

Today’s Agenda Opening Shankar Musunuri, PhD, MBA Chairman, CEO and Co - founder, Ocugen Overview of Preliminary Arun Upadhyay, PhD Safety and Efficacy Results Chief Scientific Officer, Head of Research, Development and Medical, Ocugen Closing Shankar Musunuri, PhD, MBA Q&A • Huma Qamar, MD, MPH, Head of Clinical Development and Medical Affairs, Ocugen • David Birch, PhD, Scientific Director, Retina Foundation of the Southwest, Primary Investigator of the Study • Neena B. Haider, PhD, Fellow of ARVO and Inventor of Modifier Gene Therapy 3

Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially **address multiple genetic defects with a single product utilizing a gene agnostic approach.**

In patients with IRDs, this could mean:



MODIFIER GENE M
GENE M
cell
GENE X
Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X
NR2E3 Delivery
"Molecular reset" of health & survival gene networks
cell
Cell with normal function
Restored retinal cell homeostasis
Unrescued
Rescued
ONL
ONL/photoreceptor survival
Improved visual outcomes and quality of life

4

Study Overview Clinical Trials.gov Identifier: NCT05203939 Safety of s ubretinal a dministration of OCU400 Best Corrected Visual Acuity (BCVA) Multi - Luminance Mobility Test (MLMT) Primary Endpoint : Safety Exploratory Endpoint : Efficacy 3 5 Enrollment Status

Multi-Luminance Mobility Test		
	Total Subjects for analyses (N=7) Subjects with 9-months follow-up : Cohort 1, N=3 Subjects with 6 months follow-up: N=1 from Cohor1 and N=3 from Cohort 2	
	Improvement ≥ 1 Lux	Improvement ≥ 2 Lux
Treated Eye	71.4%	28.6%
Untreated Eye	28.6%	0.0%

- **100% of treated eyes showed stability or improved MLMT scores**
- **71.4% of treated eyes improved by at least 1 Lux Level vs ONLY 28.6% of untreated eyes**
- **28.6 % of treated eyes improved by at least 2 Lux Level vs 0 % of untreated eyes**

One subject had advanced RP at baseline with subsequent foveal detachment

MLMT is used as efficacy measure to assess visual function



LUX LEVEL 400
0
Traditional work office
LUX LEVEL 250
1
School classroom
LUX LEVEL 130
2
Warehouse aisle
LUX LEVEL 50
3
Family living room
LUX LEVEL 10
4
Nighttime urban street
LUX LEVEL 5
5
Parking lot at night
LUX LEVEL 1
6
Full moon night

ocugen.

6

Best Corrected Visual Acuity (BCVA) Score Total Subjects for analyses (N=7) Subjects with 9 - months follow - up : Cohort 1, N=3 Subjects with 6 months follow - up: N=1 from Cohor1 and N=3 from Cohort 2 Improvement ≥ 8 Letters Treated Eye 42.9% Untreat ed Eye 0.0% 7

OCU410: Dry Age-related Macular Degeneration (dAMD) and Stargardt Disease (STGD)


Age related
GA
Drusen Deposit
Old age
Drusen
Macular Degeneration
Retina Degeneration
Vision Loss
STGD
ABCA4 mutation
Fatty Deposits
Early Age
Fatty Deposits
Genetic

Dry AMD

Limited options, presenting significant unmet medical need

- US: 10M
- Worldwide: condition affects more than 266M people

Stargardt--an orphan disease

No treatment options exist

- US: 35,000
- Worldwide: condition affects approximately 800,000 people

Recently approved therapy for geographic atrophy (GA)—advanced form of dAMD–has limitations

- Frequent intravitreal injections (N ~6-12 doses per year); Patient compliance
- Limited effect of GA lesion growth rate
- Approximately 12% of patients experience neovascular AMD when the drug is administered every month for two years

OCU410 addresses shortcomings of current approaches

- Broad-spectrum, gene-agnostic approach
- Potential one-time, curative therapy with a ***single*** sub-retinal injection, using RORA

Plan to Initiate Phase 1/2 clinical trial in 2Q 2023

ocugen

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AMD: Risk Factors, Treatment Options and Unmet Needs


A strong role of inflammation, complement, and oxidative pathways in AMD
Smoking
Nutrient / Vitamin deficiency
Advancing age
Lighter eye color
Risk Factors for AMD
Heart disease
High fat diet
UV / Blue light exposure
High blood pressure
Genetics Family history
Obesity
Corticosteroids (repeated dose)
Lipid deposits Drusen
Inflammation
AREDS
AREDS2
(failed)
• Dry - AMD
• Geographic Atrophy
• Stargardt
Complement activation
C3
C5
C5b
C6
C7
C8
C9
Oxidative stress
Influx of fluid
C5b-8
Membrane attack complex (MAC)
O2•
H2O2
OH-
OT-551 (failed)
Pegcetacoplan (Syfovre) - approved
Lampalizumab
Zimura
sCD59
Approaches being investigated
Antioxidants
Complement cascade inhibitors
Neuroprotective
Visual cycle inhibitors
Gene therapy
Cell-based therapies

9

50 60 70 80 90 1e6 1E5 1E4 1E3 1E2 Cells Normalized Cell Survival RORA NR2E3 NR1D1 Anti - oxidative: Improves ARPE19 cells survival Anti - complement: Increased anti - compliment (Cd59) protein Anti - inflammatory: Suppresses inflammation in HMC3 cells Anti - drusen activity and improves retinal function 0 50 100 150 200 B l u e A u t o f l u o r e s c e n c e ( A U ) Months 1 7 1 7 1 7 Control Abca4 -/- Uninjected Abca4 -/- OCU410 ✱✱ ✱✱✱ Macular Degeneration Model Reduced Drusen 10 OCU410 (RORA): A Potential Modifier Therapeutic for Dry - AMD and STGD

Q&A

12 Ocugen Ρ Vision Fully integrated, patient - centric b iotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation